UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-12379

201 East Fourth Street, Suite 1900, Cincinnati, Ohio 45202
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders of First Financial Bancorp held on May 24, 2011, shareholders approved the First Financial Bancorp Key Executive Short Term Incentive Plan. For a description of the terms and conditions of the Key Executive Short Term Incentive Plan (the “STIP”), see “Proposal 4 – Approval of the First Financial Bancorp Key Executive Short Term Incentive Plan in the company’s proxy statement for its 2011 Annual Meeting of Shareholders, which description is incorporated herein by reference. A copy of the STIP also is filed as Appendix C to the company’s proxy statement for its 2011 Annual Meeting of Shareholders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, on May 24, 2011, the shareholders of First Financial Bancorp. approved an amendment to Article FIFTH of the company's Amended and Restated Articles of Incorporation, which provides for the annual election of directors.  A Certificate of Amendment of the Amended and Restated Articles of Incorporation was filed with the Secretary of State of the State of Ohio.  A copy of Article FIFTH, as amended, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

As described in Item 5.07 below, on May 24, 2011, the shareholders of First Financial Bancorp. approved amendments to Article II, Sections 2.2. and 2.3 of the company’s Amended and Restated Regulations, which provide for the annual election of directors.  Copies of the amendments are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) First Financial Bancorp. (“FFBC”) held its annual meeting of shareholders on May 24, 2011 for the purpose of considering and acting upon the following matters:

1.
The election of the following four nominees as directors with terms expiring in 2014 (Class I):  David S. Barker, Claude E. Davis, Susan L. Knust and Maribeth S. Rahe and one nominee as director with term expiring in 2012 (Class II): Cynthia O. Booth (or all for one year terms in the event Proposals 2 and 3 are approved);

2.	Proposal to approve amendment to the Articles of Incorporation to provide for the annual election of directors;

3.	Proposal to approve amendments to the Regulations to provide for the annual election of directors;

4.	Proposal to approve the First Financial Bancorp Key Executive Short Term Incentive Plan

5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2011;

6.	Advisory (non-binding) vote on executive compensation (“Say on Pay”);

7.	Advisory (non-binding) vote on the frequency of the shareholder advisory vote on executive compensation (“Say on Pay Frequency”); and

8.	To act upon any other items properly brought for consideration at the meeting.

As of March 28, 2011, the record date for the annual meeting, there were 58,278,976 eligible votes and approximately 29,139,489 votes counted toward a quorum at the meeting. 52,544,365 shares (or 90.16% of the shares outstanding) were voted.

(b) The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Item 1—Election of Directors

The FFBC shareholders elected all five nominees for director.   Because of the amendments to the Articles of Incorporation and Regulations (Items 2 and 3 below), each nominee will serve for one year terms ending in 2012.  For each nominee, the votes cast for and against, as well as the abstentions and broker non-votes, were as follows:

	Aggregate Votes
Director Nominee	For	Withhold	Abstentions	Broker Non-Votes
David S. Barker	46,777,102	937,979	N/A	4,829,284
Claude E. Davis	46,809,890	905,191	N/A	4,829,284
Susan L. Knust	46,811,533	903,548	N/A	4,829,284
Maribeth S. Rahe	46,849,028	866,053	N/A	4,829,284
Cynthia O. Boothe	42,747,902	4,967,179	N/A	4,829,284

Item 2—Amendment to the Articles of Incorporation to Provide for the Annual Election of Directors

The FFBC shareholders approved the amendments to the articles of incorporation. The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
52,036,208	335,538	172,619	N/A

Item 3—Amendment to the Regulations to Provide for the Annual Election of Directors

The FFBC shareholders approved the amendments to the regulations.  The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
52,058,775	286,824	198,786	N/A

Item 4—First Financial Bancorp Key Executive Short Term Incentive Plan

The FFBC shareholders approved the Key Executive Short Term Incentive Plan. The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
45,070,353	2,202,446	442,282	4,829,284

Item 5—Ratification of Auditors

The FFBC shareholders ratified the Audit Committee’s selection of Ernst & Young LLP as FFBC’s independent registered public accounting firm for 2011. The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
51,904,245	475,272	164,848	N/A

Item 6 - Advisory Vote on Executive Compensation (“Say on Pay”)

The FFBC shareholders approved the advisory vote on the compensation of the FFBC executive officers named in the proxy statement for the 2011 annual meeting of shareholders. The advisory resolution approved by the shareholders is also referred to as “say on pay”. The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
45,925,900	1,245,136	544,045	4,829,284

Item 7—Advisory Vote on the Frequency of the Shareholder Advisory Vote on Executive Compensation (“Frequency of Say on Pay”)

The FFBC shareholders approved the advisory vote on the compensation of the FFBC executive officers named in the proxy statement for the 2011 annual meeting of shareholders. The advisory resolution approved by the shareholders is also referred to as “say on pay”. The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
Three Years	Two Years	One Year	Abstentions
19,423,904	815,546	27,018,323	457,308

(d) With respect to Item 7 – In accordance with SEC rules, the company will communicate its decision on the non-binding Frequency of Say on Pay within 150 days of the annual meeting date.

9.01           Financial Statements and Exhibits.

(d) Exhibits

3.1	Article FIFTH of the Amended and Restated Articles of Incorporation of FFBC
3.2	Amended Article II, Section 2.2 of the Regulations of FFBC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

Dated: May 27, 2011	By:	/s/ Gregory A. Gehlmann
	Name:	Gregory A. Gehlmann
	Title:	Executive Vice President and General Counsel

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

3.1	Article FIFTH of the Amended and Restated Articles of Incorporation of FFBC
3.2	Amended Article II, Section 2.2 of the Regulations of FFBC